DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


CORPORATE                     6.08% ESTIMATED CURRENT RETURN shows the estimated
INCOME FUND                   annual cash to be received from interest-bearing
INSURED SERIES--102           bonds in the Portfolio (net of estimated annual
(A UNIT INVESTMENT            expenses) divided by the Public Offering Price
TRUST)                        (including the maximum sales charge).
------------------------------6.20% ESTIMATED LONG TERM RETURN is a measure of
/ / DESIGNED FOR HIGH         the estimated return over the estimated life of
      CURRENT INCOME          the Fund. This represents an average of the yields
/ / DEFINED INSURED PORTFOLIO to maturity (or in certain cases, to an earlier
      OF                      call date) of the individual bonds in the
      CORPORATE BONDS         Portfolio, adjusted to reflect the maximum sales
/ / MONTHLY INCOME            charge and estimated expenses. The average yield
/ / AAA-RATED BONDS           for the Portfolio is derived by weighting each
/ / U.S. TAX EXEMPT FOR MANY  bond's yield by its market value and the time
      FOREIGN INVESTORS       remaining to the call or maturity date, depending
6.08%                         on how the bond is priced. Unlike Estimated
ESTIMATED CURRENT RETURN      Current Return, Estimated Long Term Return takes
6.20%                         into account maturities, discounts and premiums of
ESTIMATED LONG TERM RETURN    the underlying bonds.
AS OF APRIL 7, 1998           No return estimate can be predictive of your
                              actual return because returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and
                              Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual bond may be higher or lower than Estimated Current Return or Estimated Long Term
                              Return which are more comparable to return calculations used by other investment products.
                              [LOGO]



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
SPONSORS:                      OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Merrill Lynch,                 CONTRARY IS A CRIMINAL OFFENSE.
Pierce, Fenner & Smith         Inquiries should be directed to the Trustee at
Incorporated                   1-800-221-7771.
Smith Barney Inc.              Prospectus dated April 8, 1998.
Dean Witter Reynolds Inc.      INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
PaineWebber Incorporated       AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined Insured Series
----------------------------------------------------------------

Our defined portfolio of insured corporate bonds offers you a simple and convenient way to earn a high level of current monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in insured bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide a high level of current income and safety of principal through investment in a fixed portfolio consisting primarily of insured long-term corporate bonds.

DIVERSIFICATION

The Portfolio is diversified among 10 corporate and government bond issues. Spreading your investment among different issuers reduces your risk, but does not eliminate it, especially since the Portfolio primarily contains bonds representing only two industries. Because of deposits of additional bonds during the initial offering period of the Fund and maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time.

----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio contains a variety of bonds selected by experienced buyers. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

TYPES OF BONDS

The Portfolio consists of $5,752,000 face amount of bonds issued by 4 electric utility companies, 5 telecommunications companies and 1 government issuer.

INSURANCE

The bonds included in the Portfolio are insured by MBIA Insurance Corporation for as long as the bonds remain in the Fund. This insurance guarantees the timely payment of principal and interest of the bonds, but does not guarantee the value of the bonds or the units. Insurance may not cover accelerated payments of principal or any increase in interest payments or premiums payable on mandatory redemptions (see Bonds Backed by Insurance in Part B).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Although many bonds are subject to optional refunding or call provisions, we have selected bonds with call protection. This call protection means that any bond in the Portfolio generally cannot be called for a number of years and thereafter at a declining premium over par.

TAX INFORMATION

Interest on the bonds is taxable for U.S. investors but exempt from U.S. federal income taxes, including withholding taxes, for many foreign investors. In addition, interest on the U.S. Treasury Securities is exempt from state and local personal income taxes. In the opinion of special counsel to the Sponsors, each investor will be considered to have received the interest on his pro rata portion of the bonds (including U.S. Treasury Securities) when that interest is received by the Fund, even though a portion of the interest payments may be used to pay Fund expenses. Gains from the sale of units may constitute short-term capital gain regardless of how long an investor has held his units. (See Taxes in Part B.)

----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,037.31

The Public Offering Price as of April 7, 1998, the business day prior to the Initial Date of Deposit, is based on the aggregate offer side value of the underlying securities in the Fund ($5,707,620.08) plus cash ($64,000.00), divided by the number of units outstanding (5,564). The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every Business Day.

LOW MINIMUM INVESTMENT

You can get started with a minimum purchase of about $1,000.
UNIT PAR VALUE

The par value of your unit--the amount of money you will receive by termination of the Fund--assuming all the bonds are paid at maturity or are redeemed by the issuer at par or sold by the Fund at par to meet redemptions--is $1,000.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of corporate bonds. Most or all of the bonds in that portfolio, however, will not be insured. Reinvesting helps to compound your income.

DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Fund, other than U.S. Treasury Securities, will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit. Interest income received on the short-term U.S. Treasury Securities will be distributed at the end of each of the first three years of the Fund.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of bonds deposited.

SPONSORS' PROFIT OR LOSS

The Sponsors' profit or loss associated with the Fund will include the receipt of applicable sales charges, any fees for underwriting or placing bonds, fluctuations in the Public Offering Price or secondary market price of units, a gain of $17,202.58 on the initial deposit of the bonds and a gain or loss on subsequent deposits of additional bonds (see Underwriters' and Sponsors' Profits in Part B).

UNDERWRITING ACCOUNT

One or more of the Sponsors have participated as sole underwriter, managing underwriter or member of an underwriting syndicate from which approximately 43% of the bonds in the Portfolio were acquired.

SPONSORS

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
P.O. Box 9051,
Princeton, NJ 08543-9051                                                  69.99%

SMITH BARNEY INC.
388 Greenwich Street--23rd Floor,
New York, NY 10013                                                        12.04%

DEAN WITTER REYNOLDS INC.
Two World Trade Center--59th Floor,
New York, NY 10048                                                        10.78%
PAINEWEBBER INCORPORATED
1285 Avenue of the Americas,
New York, NY 10019                                                         7.19%

                                                      100.00%
----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

RISK FACTORS

The Fund is concentrated in gas and electric utility and telecommunications company obligations and is therefore dependent to a significant extent on revenues derived from those particular activities, as well as on the financial condition of the insurer (see Risk Factors in Part B.)

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds and the insurance company backing the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any Security to be sold.

There is no guarantee that the Fund will achieve its investment objective.
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

The Fund does not have an up-front sales charge in the initial offering period until after the deduction of the first deferred sales charge from holders of record on November 10, 1998. In the first three years of owning your units you will pay a deferred sales charge of $15 per unit each year, a total of $45.00 to be collected as follows: in the first year, $5.00 payable November, February and May; in the second and third years, $3.75 quarterly August, November, February and May. This deferred sales charge will be paid from principal proceeds from the periodic sale or maturity of the short-term U.S. Treasury securities in the Portolio. Units purchased after November 10, 1998 will be charged an up-front sales charge equal to 0.50% per unit based on the Public Offering Price (less the value of the short-term securities reserved to pay the deferred sales charge not yet accrued) multiplied by the number of deferred sales charge payments already deducted. For example, units purchased in March, 1999, would be charged an up-front sales charge equal to 1.00% per unit and a deferred sales charge of $35.00. (See How to Buy Units in Part B.)

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                       As a %
                                    of $1,000        Amount per
                                     Invested              Unit
                                -----------------  --------------
Maximum Sales Charges                    4.50%       $    45.00


The Fund (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing registration statements, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                       As a %
                                   of Average
                                  Net Assets*          Per Unit
                                -----------------  --------------
Trustee's Fee                            .070%       $     0.72
Portfolio Supervision,
  Bookkeeping and
  Administrative Fees                    .045%       $     0.46
Organizational Costs                     .019%       $     0.20
Evaluator's Fee                          .031%       $     0.32
Insurance Premium                        .185%       $     1.92
Other Operating Expenses                 .022%       $     0.23
                                -----------------  --------------
TOTAL                                    .372%       $     3.85


------------
* Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


 1 Year     3 Years    5 Years    10 Years
   $49        $57        $66        $92


No redemption at the end of the period:


 1 Year     3 Years    5 Years    10 Years
   $19        $57        $66        $92


The example assumes reinvestment of all distributions into additional units of the Fund (a reinvestment option different from that offered by this Fund) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price is generally based on the offer side evaluation of the bonds during the initial public offering period and for at least the first four months of the Fund and on the lower, bid side evaluation thereafter, as determined by an independent evaluator plus principal cash, if any, as well as accrued interest. The redemption and Sponsors' repurchase price as of April 7, 1998, was $45.00 less than the Public Offering Price, reflecting the deduction of the deferred sales charge, which declines by $5.00 in each of the last three quarters of the first year of the Fund and by $3.75 quarterly in the second and third years of the Fund. If you redeem or sell your Units before the third anniversary of the Fund, you will pay the remaining balance of the deferred sales charge. (See How to Buy Units in Part B.)
---------------------------------------------------------------
Defining Your Income
---------------------------------------------------------------

MONTHLY INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


First Distribution per unit
(May 25, 1998):                                         $    5.60
Regular Monthly Income per unit
(Beginning on June 25, 1998):                           $    5.25
Annual Income per unit:                                 $   63.04


These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.

Estimated cash flows are available upon request from the Sponsors.

--------------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------------

Corporate Income Fund
Insured Series--102                                                April 8, 1998


                                                               RATINGS OF
                                                               ISSUES (1)
                                     -------------------------------------        OPTIONAL             SINKING
                                     STANDARD &                                   REFUNDING             FUND
PORTFOLIO TITLE                        POOR'S       MOODY'S       FITCH        REDEMPTIONS (2)     REDEMPTIONS (2)
------------------------------------------------------------------------------------------------------------------

1. $500,000 New York Telephone               A+           A2           NR                      --             --
Company, Debentures, 6.50%, 4/15/28
2. $500,000 BellSouth                       AAA          Aaa           NR       10/15/03 @ 103.50             --
Telecommunications, Debentures,
6.75%, 10/15/33
3. $250,000 Philadelphia Electric          BBB+         Baa1           A-        11/1/98 @ 104.71             --
Company, First Refunding Mortgage
Bonds, 7.25%, 11/1/24
4. $500,000 Potomac Electric &                A           A1           NR         9/1/03 @ 102.66             --
Power Company, First Mortgage
Bonds, 6.875%, 9/1/23
5. $1,000,000 Pacific Bell Company,         AA-           A1           NR       10/15/13 @ 101.12             --
Debentures, 6.625%, 10/15/34
6. $1,000,000 Southwestern Bell              AA          Aa3           NR         9/1/03 @ 102.19             --
Telephone, Debentures, 6.625%,
9/1/24
7. $250,000 Texas Utilities, First         BBB+         Baa1         BBB+        10/1/03 @ 103.35             --
Mortgage Bonds, 7.375%, 10/1/25
8. $1,000,000 US West                         A           A2           NR        9/15/03 @ 101.95             --
Communications Company, Debentures,
6.875%, 9/15/33
9. $500,000 Virginia Electric &               A           A2           A+        10/1/03 @ 102.77             --
Power Company, First Refunding
Mortgage Bonds, Ser. G, 6.75%,
10/1/23
10. $252,000 United States Treasury         AAA          Aaa          AAA                      --             --
Notes, 6.25% to 6.50%, 5/15/99
through 5/31/01 (4)



                                           COST
PORTFOLIO TITLE                         TO FUND (3)
------------------------------------------------------

1. $500,000 New York Telephone       $      496,345.00
Company, Debentures, 6.50%, 4/15/28
2. $500,000 BellSouth                       496,265.00
Telecommunications, Debentures,
6.75%, 10/15/33
3. $250,000 Philadelphia Electric           252,762.50
Company, First Refunding Mortgage
Bonds, 7.25%, 11/1/24
4. $500,000 Potomac Electric &              499,890.00
Power Company, First Mortgage
Bonds, 6.875%, 9/1/23
5. $1,000,000 Pacific Bell Company,         986,320.00
Debentures, 6.625%, 10/15/34
6. $1,000,000 Southwestern Bell             986,290.00
Telephone, Debentures, 6.625%,
9/1/24
7. $250,000 Texas Utilities, First          255,922.50
Mortgage Bonds, 7.375%, 10/1/25
8. $1,000,000 US West                       981,570.00
Communications Company, Debentures,
6.875%, 9/15/33
9. $500,000 Virginia Electric &             495,425.00
Power Company, First Refunding
Mortgage Bonds, Ser. G, 6.75%,
10/1/23
10. $252,000 United States Treasury         256,830.08
Notes, 6.25% to 6.50%, 5/15/99
through 5/31/01 (4)
                                     -----------------
                                     $    5,707,620.08
                                     -----------------
                                     -----------------


------------------------------------
(1) These ratings have been furnished by the Evaluator but not confirmed by Standard & Poor's, Moody's or Fitch. NR indicates that no rating has been assigned. These ratings do not reflect the fact that the bonds are insured by MBIA as long as they remain in the Fund and that they are all rated AAA by Standard & Poor's Ratings Group during that period. (See Appendix A to Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.
(3) Evaluation of the bonds by the Evaluator is made on the basis of current offer side evaluation. On this basis, 13% of the bonds were deposited at a premium, and 87% at a discount from par. On the business day prior to the Initial Date of Deposit, the bid side evaluation was .50% lower than the offer side evaluation.
(4) It is anticipated that principal received upon the sale or maturity of these securities will be applied to the payment of the Fund's deferred sales charge; the interest income will be distributed at the end of each year. These amounts have not been included in the calculation of the Fund's Estimated Current or Long Term Returns.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Corporate Income Fund, Insured Series--102, Defined Asset Funds (the 'Fund'):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Fund as of April 8, 1998. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash and an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of April 8, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
NEW YORK, N.Y.
APRIL 8, 1998

                   STATEMENT OF CONDITION AS OF APRIL 8, 1998

TRUST PROPERTY


Investments--Bonds and Contracts to purchase Bonds(1)    $       5,707,620.08
Cash                                                                64,000.00
Accrued interest to Initial Date of Deposit on underlying
  Bonds                                                             77,634.95
Organizational costs(2)                                             16,692.00
                                                         --------------------
           Total                                         $       5,865,947.03
                                                         --------------------
                                                         --------------------
LIABILITIES AND INTEREST OF HOLDERS
Liabilities: Advance by Trustee for accrued interest(3)  $          77,634.95
Accrued Liability(2)                                                16,692.00
                                                         --------------------
Subtotal                                                            94,326.95
                                                         --------------------
Interest of Holders of 5,564 Units of fractional
  undivided interest outstanding:
Cost to investors(4)(5)                                          5,771,620.08
                                                         --------------------
Total                                                    $       5,865,947.03
                                                         --------------------
                                                         --------------------


---------------

          (1) Aggregate cost to the Fund of the bonds listed under Defined Portfolio is based upon the offer side evaluation determined by the Evaluator at the evaluation time on the business day prior to the Initial Date of Deposit. The contracts to purchase the bonds are collateralized by an irrevocable letter of credit which has been issued by Development Bank of Singapore, New York Branch, in the amount of $5,772,770.33 and deposited with the Trustee. The amount of the letter of credit includes $5,690,417.50 for the purchase of $5,752,000 face amount of the bonds, plus $82,352.83 for accrued interest.
          (2) This represents a portion of the Fund's organizational costs, which will be deferred and amortized over five years. Organizational costs have been estimated based on a projected Fund size of 16,692 units. To the extent the Fund is larger or smaller the amount paid may vary.
          (3) Representing a special distribution to the Sponsors by the Trustee of an amount equal to the accrued interest on the bonds as of the initial date of deposit.
          (4) Mandatory distributions of $5.00 per Unit are payable November 1998 and February and May 1999, and of $3.75 per Unit are payable quarterly thereafter, up to an aggregate of $45.00 per unit over a three-year period. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligations of the investors to the Sponsors will be satisfied. If units are redeemed prior to the third anniversary of the Fund, the remaining portion of the distribution applicable to those Units will be transferred to that account on the redemption date.
          (5) Aggregate public offering price (exclusive of interest) computed on the basis of the offer side evaluation of the underlying bonds as of the evaluation time on the business day prior to the Initial Date of Deposit.

                             CORPORATE INCOME FUND
                                 INSURED SERIES
                              DEFINED ASSET FUNDS

I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Corporate Fund Accumulation Program, Inc. and a current Prospectus.

My name (please print) _________________________________________________________

My address (please print):
Street and Apt. No. ____________________________________________________________

City, State, Zip Code __________________________________________________________

This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.
12345678

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS     PERMIT NO. 1313     NEW YORK, NY                 NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          THE BANK OF NEW YORK                                 UNITED STATES
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974 - WALL STREET DIVISION
          NEW YORK, NY 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                             CORPORATE INCOME FUND

   THIS PART B OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED OR
                              PRECEDED BY PART A.
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     Index


                                                          PAGE
                                                        ---------
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          5
How to Redeem or Sell Units...........................          6
Income, Distributions and Reinvestment................          8
Fund Expenses.........................................          8
Taxes.................................................          9
Records and Reports...................................         11
                                                          PAGE
                                                        ---------
Trust Indenture.......................................         11
Miscellaneous.........................................         12
Exchange Option.......................................         14
Supplemental Information..............................         14
Appendix A--Description of Ratings....................        a-1
Appendix B--Secondary Market Sales Charge Schedule....        b-1


FUND DESCRIPTION
BOND PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (all Bonds in the Portfolio are initially rated in the category A or better by at least one nationally recognized rating organization or have comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. Only issues meeting these stringent criteria of the Defined Asset Funds team of dedicated research analysts are included in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. The word Bond should be understood generally to include any short term U.S. Treasury Securities in the Portfolio.

     The deposit of the Bonds in the Fund on the initial date of deposit established a proportionate relationship among the face amounts of the Bonds. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Bonds in order to create new Units, maintaining to the extent practicable that original proportionate relationship. Deposits of additional Bonds subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the face amounts of the Bonds at the end of the initial 90-day period.

     Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

     After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

     Because each Defined Asset Fund is a preselected portfolio of bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time, as additional Bonds are deposited in order to create new Units, Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, institution of certain legal proceedings, if the Bond becomes inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors that, in the opinion of Defined Asset Funds research analysts, makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.

     The Sponsors and the Trustee are not liable for any default or defect in a Bond. If a contract to purchase any Bond fails, the Sponsors may generally deposit a replacement bond so long as it is a corporate bond, has a fixed maturity or disposition date substantially similar to the failed Bond and has a rating at least equal to that of the Bond it replaces (or, if not rated, has comparable credit characteristics). A replacement bond must be deposited within 110 days after deposit of the failed contract, at a cost that does not exceed the funds reserved for purchasing the failed Bond and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Bond, as of the date the failed contract was deposited.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

     Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

     Certain Bonds deposited into the Fund may have been acquired on a when-issued or delayed delivery basis. The purchase price for these Bonds is determined prior to their delivery to the Fund and a gain or loss may result from fluctuations in the value of the Bonds.

     The Fund may be concentrated in one or more of types of bonds. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

UTILITIES

     Payments on utility bonds are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry. The movement to introduce competition in the investor-owned electric utility industry is likely to induce them to maintain rates as low as possible. In this effort to keep rates low, utilities may have more trouble raising rates to completely recover investment in generating plant.

HOSPITAL AND HEALTH CARE FACILITIES

     Payments on hospital and health care facility bonds are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by increasing cost of insurance.

BANKS AND OTHER FINANCIAL INSTITUTIONS

     The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

TELECOMMUNICATIONS

     Payments on bonds of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, are generally dependant upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities.

FOREIGN ISSUERS

     Certain of the Bonds in the Portfolio may be securities of foreign issuers. An investment in these Bonds involves some investment risks that are different in some respects from an investment in a fund that invests entirely in securities of domestic issuers. Those investment risks include future political and economic developments and the adoption of withholding taxes, exchange controls or other restrictions which might adversely affect the payment or receipt of amounts due on the Bonds. In addition, there may be less publicly available information than is available from a domestic issuer, and foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

INSURED SERIES

     Portfolio Insurance. MBIA Insurance Corporation (the 'Insurer') (see The Insurer below) provides insurance to each Insured Series that guarantees the scheduled payments of the principal of and interest on the Bonds ('Portfolio-Insured Bonds') while they are owned by the Fund, but does not guarantee the market value of the Bonds or the value of the Units. Although all Bonds are individually insured, neither the Fund, the Units nor the Portfolio are insured directly.

     Since Portfolio Insurance applies to the Bonds only while they are owned by the Fund, the value of Portfolio-Insured Bonds (and therefore the value of the Units) may decline if the credit quality of any Portfolio-Insured Bond is reduced. Premiums for Portfolio Insurance are payable monthly in advance by the Trustee on behalf of the Fund. Upon the sale of a Portfolio-Insured Bond from the Fund, the Trustee has the right, pursuant to an irrevocable commitment obtained from the Insurer, to obtain insurance to maturity ('Permanent Insurance') on the Bond upon the payment of a single, predetermined insurance premium from the proceeds of the sale. Accordingly, any Bond in the Fund is eligible to be sold on an insured basis. The Public Offering Price does not reflect any element of value for Portfolio Insurance. The Evaluator will attribute a value to the Portfolio Insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Portfolio-Insured Bonds are in default in the payment of principal or interest or, in the opinion of Defined Asset Funds research analysts, in significant risk of default.

     The Insurer. The Bonds in Insured Series are insured or guaranteed by MBIA Insurance Corporation, which, according to publicly available information as of December 31, 1996, had admitted assets of approximately $4,189,000,000 and policyholders' surplus of approximately $1,467,000,000. MBIA Insurance Corporation was established in 1986 and its claims-paying ability is rated AAA by Standard & Poor's. Ratings of insurance companies are subject to change at any time at the discretion of the rating agency. In the event that the rating of an Insured Series is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund.

     Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the date of this Prospectus which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. In addition, there can be no assurance that foreign withholding taxes will not be imposed on interest on any Bonds issued by non-U.S. issuers in the future.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

     The size and composition of the Portfolio will change over time. Certain of the Bonds are subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

FUND TERMINATION

     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

     Notice of impending termination will be provided to investors and thereafter Units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

     Up to 40% of the value of the Portfolio may consist of Bonds acquired in private placements or otherwise that may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of these Bonds be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

     The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     Net accrued interest and principal cash, if any, are added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Bonds deposited also carry accrued but unpaid interest up to the initial date of deposit. To avoid having investors pay this additional accrued interest (which earns no return) when they purchase Units, the Trustee advances and distributes this amount to the Sponsors; it recovers this advance from interest received on the Bonds. Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

     Because accrued interest on the Bonds is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. To eliminate fluctuations in the Monthly Income Distribution, a portion of the Public Offering Price may consist of cash in an amount necessary for the Trustee to provide approximately equal distributions. Upon the sale or redemption of Units, investors will receive their proportionate share of this cash. In addition, if a Bond is sold, redeemed or otherwise disposed of, the Fund will periodically distribute to investors the portion of this cash that is attributable to the Bond.

     The regular Monthly Income Distribution is stated in Part A of the Prospectus and will change as the composition of the Portfolio changes over time.

     During the initial offering period and for at least the first four months of the Fund, the Public Offering Price (and the Initial Repurchase Price) is based on the higher, offer side evaluation of the Bonds at the next Evaluation Time after the order is received. In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds.

     The Fund does not have an up-front sales charge in the initial offering period until after the deduction of the first quarterly Deferred Sales Charge installment which will commence on the date indicated in part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. Units purchased after the deduction of the first Deferred Sales Charge installment will be charged the up-front per Unit sales charge indicated in Part A of this Prospectus based on the Public Offering Price (less the value of the short-term securities reserved to pay the deferred sales charge not yet accrued), multiplied by the number of Deferred Sales Charge installments already deducted. Units purchased after the deduction of the final Deferred Sales Charge installment will be subject only to an up-front sales charge as set forth in Appendix B.

     Employees of certain of the Sponsors and their affiliates may buy Units at prices based on a reduced sales charge of not less than $5.00 per unit.

     Prudential Securities Incorporated will receive a preferred dealer concession for Units of this Fund. In the initial offering period the concession to preferred dealers will be equal to: the Public Offering Price less $31.50 per Unit for Monthly Payment Series and Insured Series; and will be the Public Offering Price less $28.00 per Unit for Intermediate Term Series.

     Commercial banks and their securities broker subsidiaries that have agreements with the Sponsors may make Units available to their customers as their agents. A portion of the sales charge (equal to the dealer commission referred to above), will be retained or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act permits banks to act as agents of their customers on a disclosed basis and federal banking regulations have approved similar arrangements. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed above and banks and financial institutions may be required to register as dealers pursuant to state law.

EVALUATIONS

     Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered issues have been lower than the offer prices by as much as 1 1/2 or more of face amount in the case of inactively traded issues and as little as 1/4 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1/2 of 1% and 1% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

     You can redeem your Units at any time for a price based on net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at the same price. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS WITH THE TRUSTEE

     You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

     Within seven days after the Trustee's receipt of your request containing the necessary documents, a check will be mailed to you in an amount based on the net asset value of your Units. If you redeem or sell your Units before the final deferred sales charge installment date the remaining deferred sales charges will be deducted from the net asset value. Because of sales charges, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining deferred sales charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. Bonds are evaluated on the offer side during the initial offering period and for at least the first four months of the Fund (even in the secondary market) and on the bid side thereafter.

     As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Bonds are being sold during a time when additional Units are being created by the purchase of additional Bonds (as described under Portfolio Selection), Bonds will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the face amounts of each Bond in the Portfolio.

     The Trustee is authorized, on a redemption request for Units with a value exceeding $250,000 by any investor who acquired 25% or more of the outstanding Units of a Trust, to pay part or all of the redemption 'in kind' (by the distribution of Bonds and cash with an aggregate value equal to the applicable Redemption Price of the Units tendered for redemption). The Trustee will attempt to make a pro rata distribution of Bonds in the Portfolio, but reserves the right to distribute solely one or more Bonds. This distribution will be made to the distribution agent and either held for the account of the investor or disposed of in accordance with the instructions of the investor. Any transaction costs as well as transfer and ongoing custodial fees on sales of the Bonds distributed in kind will be borne by the redeeming investor.

     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closing), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' MARKET FOR UNITS

     The Sponsors, while not obligated to do so, will buy back Units at new asset value without any sales charge as long as they are maintaining a secondary market for Units. Because of sales charges, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsor may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons . Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at anytime, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

     Some of the Bonds may have been purchased on a when-issued basis or may have a delayed delivery. Since interest on these Bonds does not begin to accrue until the date of their delivery to the Fund, in order to provide income to investors for this non-accrual period, the Trustee will advance Funds to the Fund in an amount equal to the amount of interest that would have accrued on these Bonds between the date of settlement for the Units and the dates of delivery of the Bonds. If a when-issued Bond is not delivered until later than expected and the amount of the Trustee's annual fee and expenses is insufficient to cover the additional accrued interest, the Sponsors will treat the contracts as failed Bonds.

     Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

DISTRIBUTIONS

     Each Unit receives an equal share of monthly distributions of interest income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis. Because interest on the Bonds is not received at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received. To eliminate fluctuations in the Monthly Income Distribution, the Trustee will advance amounts necessary to provide approximately equal interest distributions; it will be reimbursed, without interest, from interest received on the Bonds, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Monthly Income Distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Bond to the extent available for distribution. In addition, interest income received on the short-term U.S. Treasury securities in the Portfolio will be distributed at the end of each of the first three years of the Fund.

     The initial estimated annual income per Unit, after deducting estimated annual Fund expenses as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

REINVESTMENT

     Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in The Corporate Fund Accumulation Program, Inc. The Program is an open-end management investment company whose investment objective is to obtain a high level of current income by investing in a diversified portfolio consisting primarily of long-term corporate bonds rated A or better or with comparable credit characteristics. It should be noted, however, that interest distributions to foreign Investors from this Program will be subject to U.S. Federal income taxes, including withholding taxes. Investors participating in the Program will be taxed on their reinvested distributions in the manner described in Taxes even though distributions are automatically reinvested. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee's fee shown in Part A of this Prospectus assumes that the Portfolio will reach a size estimated by the Sponsors and is based on a sliding fee scale that reduces the Trustee's fee as the size of the Portfolio increases. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Corporate Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per Unit. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

     All or some portion of the expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund, and amortized over five years. Any balance of the expenses incurred in establishing the Fund, as well as advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES

     The following summary describes some of the important income tax consequences of holding Units, assuming that the investor is not a dealer, financial institution or insurance company or other investor with special circumstances. Investors should consult their tax advisers about U.S., state and local or foreign taxes that may apply to an investment in the Fund.

     Neither the Sponsors nor Davis Polk & Wardwell, special counsel for the Sponsors, has reviewed the issuance of the Bonds or related facts and circumstances. The Sponsors believe that each issuer treats its respective Bonds as debt for U.S. federal income tax purposes. However, the Internal Revenue Service and the courts are not bound by an issuer's treatment. If a Bond is recharacterized as equity for having more equity than debt features, foreign investors (including non-resident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally be subject to 30% U.S. withholding tax (or lower applicable treaty rate) with respect to interest on the Bond.

     The Sponsors believe that (i) Bonds in the Portfolio yielding U.S. source interest income were issued after July 18, 1984 (see Foreign Investors below) and (ii) interest on any foreign Bonds in the Portfolio will not be subject to foreign withholding taxes under current laws, which are, however, subject to change. If foreign taxes were imposed, then in addition to interest received by the Fund on any Bonds issued by foreign obligors, the Fund would report as gross income to an investor any amounts withheld with respect to the interest. Investors should consult their own tax advisers regarding these matters and the possible availability of foreign tax credits or deductions.

     In the opinion of Davis Polk & Wardwell, under existing law:

GENERAL TREATMENT OF THE FUND

     The Fund will not be taxed as a corporation for federal income tax purposes or for New York State or City purposes, and each investor will be considered to own directly a share of each Bond in the Fund. Each investor will be considered to have received the interest (and accrued the original issue discount, if any) on his pro rata portion of each Bond when interest is received (or original issue discount is accrued) by the Fund, regardless of whether the interest is automatically reinvested or a portion is used to pay Fund expenses.

INCOME OR LOSS UPON DISPOSITION

     Upon a disposition of all or part of an investor's pro rata portion of a Bond (by sale, exchange or redemption of the Bond or his Units), an investor will generally recognize capital gain or loss. However, gain from the disposition will generally be ordinary income to the extent of any accrued market discount. An investor will generally have market discount to the extent that his basis in a Bond when he purchases a Unit is less than its stated redemption price at maturity (or, in the case of a Bond issued with original issue discount, the issue price increased by original issue discount that has accrued on the bond before his purchase). Investors should consult their tax advisers in this regard.

     The excess of a non-corporate investor's net long-term capital gains over his net short-term capital losses may be subject to tax at a lower rate than ordinary income. A capital gain or loss is long-term if the investment is held for more than one year and short-term if held for one year or less. Because the deduction of capital losses is subject to limitations, an investor may not be able to deduct all of his capital losses. Non-corporate investors who have held their pro rata portions of Bonds for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Bonds or corresponding Units. (See Defining Your Investment--Termination Date.) Investors should consult their tax advisers in this regard.

INVESTOR'S BASIS IN THE SECURITIES

     An investor's aggregate basis in the Bonds will be equal to the cost of his Units allocable to the Bonds, including any sales charges and the organizational expenses borne by the investor but excluding any amount paid for accrued interest, and adjusted to reflect accruals of 'original issue discount', 'acquisition premium' and 'bond premium'. An investor may be required to allocate a portion of his cost for Units to the insurer's commitments under policies that guarantee the timely payment of principal and interest on the Bonds (the 'insurance'). On a disposition of all or a part of an investor's pro rata portion of a Bond (and the simultaneous disposition, or exercise of the insurance with respect thereto), both his basis in the pro rata portion of the Bond and his basis of his pro rata portion of the insurance will be taken into account in determining his overall net income or loss from the disposition. In certain circumstances, this overall net income or loss may be comprised of ordinary income attributable to market discount on the pro rata portion of the Bond and of capital loss attributable to the insurance. The deductibility of capital losses is subject to limitations. Investors should consult their tax advisers in this regard.

ORIGINAL ISSUE DISCOUNT, ACQUISITION PREMIUM AND BOND PREMIUM

     Original issue discount accrues in accordance with a constant yield method based on a compounding of interest and is generally equal to the excess of a Bond's stated redemption price at maturity over its original issue price. Original issue discount inclusions are reduced by accruals of acquisition premium. An investor will have acquisition premium to the extent his basis in a Bond when he purchases a Unit is less than the stated redemption price at maturity but more than the issue price increased by any original issue discount that has accrued on the Bond before his purchase.

     Generally, bond premium accruals on a Bond will be based upon the excess of an investor's basis in the Bond at the time of purchasing a Unit over its stated redemption price at maturity. If an investor has elected to amortize bond premium, which is an election that applies to all debt obligations of an investor and that can be revoked only with consent of the Internal Revenue Service, the amount amortized will offset the investor's interest from the Bond and will reduce the investor's basis. Investors should consult their tax advisers in this regard.

EXPENSES

     An individual investor who itemizes deductions may deduct his pro rata share of current ongoing Fund expenses only to the extent that this amount, together with the investor's other miscellaneous deductions, exceeds 2% of his adjusted gross income. The Internal Revenue Code further restricts the ability of an individual investor with an adjusted gross income in excess of a specified amount (for 1998, $124,500 or $62,250 for a married person filing a separate return) to claim itemized deductions (including his pro rata share of Fund expenses).

FOREIGN INVESTORS

     Notwithstanding the foregoing, foreign investors (including non-resident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally not be subject to U.S. federal income tax, including withholding tax, on the interest or gain on a Bond if (i) the investor meets certain requirements, including the certification of foreign status and other matters, and (ii) with respect to any Bond yielding U.S. source interest income (typical for Bonds of U.S. issuers), the Bond was issued after July 18, 1984. Under certain circumstances, withholding agents will file foreign person information returns with the Internal Revenue Service. Foreign investors should consult their own tax advisers about the possible application of federal, state and local taxes in the U.S. and their foreign countries of residence or organization.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received and 'original issue discount' accrued by the Fund on the Bonds, the cash proceeds received by the Fund from the disposition of any Bond, and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Dean Witter Reynolds, Inc., a principal operating subsidiary of Morgan Stanley, Dean Witter, Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

     The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent that additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed to the public at the Public Offering Price determined in the manner described above. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

FUND PERFORMANCE

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Bonds in the Portfolio, so there may be a gain or loss when Units are sold.

     Fund performance may be compared to performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are generally fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge. You may exchange your units of any Select Ten Portfolio, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge.

     To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW HILL, INC.

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

MOODY'S INVESTORS SERVICE INC.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

FITCH INVESTORS SERVICES, INC.

     AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

     A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

     A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
                     SECONDARY MARKET SALES CHARGE SCHEDULE
Units purchased after the deduction of the final deferred sales charge installment will be subject only to an up-front sales charge, as set forth below.
                    INSURED SERIES, MONTHLY PAYMENT SERIES:


                                                         SALES CHARGE
                                          (GROSS UNDERWRITING PROFIT)
                  -------------------------------------------------------
                  AS PERCENT OF      AS PERCENT OF  DEALER CONCESSION AS
                  BID SIDE PUBLIC     NET AMOUNT    PERCENT OF PUBLIC
NUMBER OF UNITS   OFFERING PRICE        INVESTED     OFFERING PRICE
----------------  -----------------  -------------  ---------------------
Less than 250...           5.50%           5.820%             3.575%
250 - 499.......           4.50            4.712              2.925
500 - 749.......           3.50            3.627              2.275
750 - 999.......           2.50            2.564              1.625
1,000 or more...           2.00            2.041              1.300
               INTERMEDIATE SERIES:
Less than 250...           4.75%           4.987%             3.088%
250 - 499.......           3.75            3.896              2.438
500 - 749.......           2.75            2.828              1.788
750 - 999.......           2.00            2.041              1.300
1,000 or more...           1.50            1.523              0.975

                             Defined
                             Asset FundsSM

SPONSORS:                                CORPORATE INCOME FUND
Merrill Lynch,                           Insured Series--102
Pierce, Fenner & Smith Incorporated      (A Unit Investment Trust)
Defined Asset Funds                      This Prospectus does not contain all of
P.O. Box 9051                            the information with respect to the
Princeton, NJ 08543-9051                 investment company set forth in its
(609) 282-8500                           registration statement and exhibits
Smith Barney Inc.                        relating thereto which have been filed
Unit Trust Department                    with the Securities and Exchange
388 Greenwich Street--23rd Floor         Commission, Washington, D.C. under the
New York, NY 10013                       Securities Act of 1933 and the
(212) 816-4000                           Investment Company Act of 1940, and to
PaineWebber Incorporated                 which reference is hereby made. Copies
1200 Harbor Blvd.                        of filed material can be obtained from
Weehawken, NJ 07087                      the Public Reference Section of the
(201) 902-3000                           Commission, 450 Fifth Street, N.W.,
Dean Witter Reynolds Inc.                Washington, D.C. 20549 at prescribed
Two World Trade Center--59th Floor       rates. The Commission also maintains a
New York, NY 10048                       Web site that contains information
(212) 392-2222                           statements and other information
EVALUATOR:                               regarding registrants such as Defined
Interactive Data Corporation,            Asset Funds that file electronically
14 Wall Street                           with the Commission at
New York, NY 10005                       http://www.sec.gov.
TRUSTEE:                                 ------------------------------
The Bank of New York                     No person is authorized to give any
Unit Investment Trust Department         information or to make any
P.O. Box 974                             representations with respect to this
Wall Street Division                     investment company not contained in
New York, NY 10268-0974                  this Prospectus; and any information or
1-800-221-7771                           representation not contained herein
                                         must not be relied upon as having been
                                         authorized.
                                         ------------------------------
                                         When Units of this Fund are no longer
                                         available this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, and investors should
                                         note the following:
                                         Information contained herein is subject
                                         to amendment. A registration statement
                                         relating to securities of a future
                                         series has been filed with the
                                         Securities and Exchange Commission.
                                         These securities may not be sold nor
                                         may offers to buy be accepted prior to
                                         the time the registration statement
                                         becomes effective.
                                         This Prospectus shall not constitute an
                                         offer to sell or the solicitation of an
                                         offer to buy nor shall there be any
                                         sale of these securities in any State
                                         in which such offer, solicitation or
                                         sale would be unlawful prior to
                                         qualification under the securities laws
                                         of any such State.


                                                      70066--4/98